Exhibit 32.1

Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Vincent C. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quest Software, Inc. on Form 10-Q for the three months ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quest Software, Inc.

Date:	December 31, 2007	By:	/s/ Vincent C. Smith
		Name:	Vincent C. Smith
		Title:	Chief Executive Officer